UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 3, 2022

CREATIVE REALITIES, INC.

(Exact name of registrant as specified in its charter)

Minnesota	001-33169	41-1967918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13100 Magisterial Drive, Suite 100, Louisville, KY	40223
(Address of principal executive offices)	(Zip Code)

(502) 791-8800

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CREX	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	CREXW	The Nasdaq Stock Market LLC

Item 1.01 Entry into a Material Definitive Agreement.

On February 3, 2022, Creative Realities, Inc., a Minnesota corporation (the “Company”), entered into a securities purchase agreement (the “Securities Purchase Agreement”) with a purchaser (the “Purchaser”), pursuant to which the Company agreed to issue and sell to the Purchaser, in a private placement priced at-the-market under Nasdaq rules, (i) 1,315,000 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”) and accompanying warrants to purchase an aggregate of 1,315,000 shares of Common Stock, and (ii) pre-funded warrants to purchase up to an aggregate of 5,851,505 shares of Common Stock (the “Pre-Funded Warrants”) and accompanying warrants to purchase an aggregate of 5,851,505 shares of Common Stock (collectively, the “Private Placement”). The accompanying warrants to purchase Common Stock are referred to herein collectively as the “Common Stock Warrants.” Under the Securities Purchase Agreement, each Share and accompanying warrants to purchase Common Stock are being sold together at a combined price of $1.535, and each Pre-Funded Warrant and accompanying warrants to purchase Common Stock are being sold together at a combined price of $1.5349, for gross proceeds of approximately $11.0 million, before deducting placement agent fees and estimated offering expenses payable by the Company.

The Private Placement closed on February 3, 2022. The Company intends to use the net proceeds from the Private Placement to fund, in part, payment of the closing cash consideration in its pending merger transaction (the “Merger”) with Reflect Systems, Inc. (“Reflect”), which is expected to be completed on or about February 15, 2022.

Each Pre-Funded Warrant to be issued will have an exercise price of $0.0001 per share, will be exercisable immediately and will be exercisable until the Pre-Funded Warrant is exercised in full. The Common Stock Warrants will expire five years from the date of issuance, will have an exercise price of $1.41 per share and will be exercisable immediately.

Under the terms of the Pre-Funded Warrants and the Common Stock Warrants, the Company may not effect the exercise of any such warrant, and a holder will not be entitled to exercise any portion of any such warrant, if, upon giving effect to such exercise, the aggregate number of shares of Common Stock beneficially owned by the holder (together with its affiliates) would exceed 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of such warrant, which percentage may be increased or decreased at the holder’s election upon 61 days’ notice to the Company subject to the terms of such warrants, provided that such percentage may in no event exceed 9.99%.

In addition, the Company may not effect the exercise of any such warrant, and a holder will not be entitled to exercise any portion of any such warrant, for a number of warrant shares in excess of that number of warrant shares which, upon giving effect to such exercise, would cause (i) the aggregate number of shares of Common Stock beneficially owned by the holder (together with its affiliates) to exceed 19.99% of the total number of issued and outstanding shares of Common Stock of the Company following such exercise, or (ii) the combined voting power of the securities of the Company beneficially owned by the holder (together with its affiliates) to exceed 19.99% of the combined voting power of all of the securities of the Company then outstanding following such exercise, in either case as such percentage ownership is determined in accordance with the terms of such warrant, unless Company shareholder approval is obtained to exceed more than such 19.99% of the total number of issued and outstanding shares of Common Stock of the Company following such exercise in accordance with the rules of The Nasdaq Stock Market.

In certain circumstances, upon a fundamental transaction of the Company, the holders of Common Stock Warrants will have the right to require the Company to repurchase such warrants at their fair value using a Black Scholes option pricing formula; provided that such holder may not require the Company or its successor entity to repurchase such warrants for the Black Scholes value in connection with a fundamental transaction that is not approved by the Board of Directors, and therefore not within the Company’s control.

The Securities Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Purchaser, including for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions.

Registration Rights Agreement

On February 3, 2022 (the “Agreement Date”), in connection with the Private Placement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Purchaser, pursuant to which the Company agreed to register for resale the Shares, as well as the shares of Common Stock issuable upon exercise of the Pre-Funded Warrants and the Common Stock Warrants (the “Warrant Shares”). Under the Registration Rights Agreement, the Company has agreed to file a registration statement covering the resale by the Purchaser of the Shares and Warrant Shares (together, the “Registrable Securities”) no later than February 4, 2022. The Company has agreed to use commercially reasonable efforts to cause such registration statement to become effective and to keep such registration statement effective until the date the Shares and Warrant Shares covered by such registration statement have been sold or may be resold pursuant to Rule 144 without restriction (the “Effectiveness Period”). The Company has agreed to be responsible for all fees and expenses incurred in connection with the registration of the Registrable Securities.

In the event (i) the registration statement is not filed within the time period specified above, (ii) the Company fails to file with the Securities and Exchange Commission (the “SEC”) a request for acceleration of the registration statement in accordance with Rule 461within five trading days of the date that the Company is notified by the SEC that the registration statement will not be reviewed by the SEC staff or is not subject to further comment by the SEC staff, (iii) the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the SEC in respect of the registration statement within ten days after the receipt of comments by or notice from the SEC that such amendment is required in order for the registration statement to be declared effective, (iv) the registration statement has not been declared effective (A) by March 31, 2022 (or, in the event of a “full review” by the SEC, the 60th day after the Agreement Date) or (B) within five trading days following the date the Company is notified by the SEC that the registration statement will not be reviewed or is no longer subject to further review and comments (provided that such notification is received by the Company on or prior to February 10, 2022), or (v) after the registration statement is declared effective but prior to the end of the Effectiveness Period, the registration statement ceases for any reason to remain continuously effective as to all Registrable Securities, or the holders of Registrable Securities are otherwise not permitted to utilize the prospectus in the registration statement to resell such Registrable Securities, for more than ten consecutive days or more than an aggregate of 15 days during any 12-month period, then the Company has agreed to make pro rata payments to each holder as liquidated damages in an amount equal to 2.0% of the aggregate amount invested by each such holder in the Registrable Securities then held by the holder per 30-day period or pro rata for any portion thereof for each such month during which such event continues. To the extent a filing prior to the applicable deadline of an amendment to the registration statement under clause (iii) above would require that the Company file updated audited financial statements by amendment to the registration statement pursuant to the Securities Act in advance of the applicable filing deadline for such audited financial statements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the applicable filing deadline with respect thereto will instead be five trading days after the applicable Exchange Act deadline. In lieu of a cash payment, the holder may elect, in its discretion, to receive the liquidated damages in the form of newly issued shares of Common Stock (valued at $1.41 per share), or in Common Warrants to purchase the shares of Common Stock (having an aggregate exercise price equal to the amount liquated damages otherwise payable in case; provided that the Company shall not be required to issue any shares of Common Stock or Common Warrants in violation of the listing rules of the Nasdaq Stock Market LLC. If the Company fails to pay any required liquidated damages in full within seven days after the date payable, the Company will be required to pay interest thereon to the holder at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) until paid in full.

The Company has granted the Purchaser customary indemnification rights in connection with the registration statement. The Purchaser has also granted the Company customary indemnification rights in connection with the registration statement. Subject to certain exceptions, the Company has also agreed not to file any other registration statements until 90 days after all Registrable Securities are registered pursuant to a registration statement that is declared effective by the SEC.

Placement Agency Agreement with A.G.P./Alliance Global Partners

On February 3, 2022, the Company also entered into a Placement Agency Agreement (the “Placement Agency Agreement”) with A.G.P./Alliance Global Partners (the “Placement Agent”), pursuant to which the Placement Agent agreed to serve as placement agent for the Private Placement. The Company has agreed to pay the Placement Agent and/or its respective designees a cash fee equal to 7.0% of the aggregate gross proceeds raised from the sale in the Private Placement of the Shares, the Pre-Funded Warrants and the Common Stock Warrants, and has agreed to reimburse the Placement Agent for $5,000 of non-accountable expenses and up to $65,000 in legal expenses and clearing agent fees and expenses. The Placement Agency Agreement contains customary representations, warranties and agreements by the Company, including indemnification obligations.

The representations, warranties and covenants contained in the Placement Agency Agreement, Securities Purchase Agreement, the Pre-Funded Warrants, the Common Stock Warrants and the Registration Rights Agreement were made solely for the benefit of the parties thereto and may be subject to limitations agreed upon by the contracting parties. The foregoing descriptions of the Placement Agency Agreement, Pre-Funded Warrants, the Common Stock Warrants, the Securities Purchase Agreement and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the form of Placement Agency Agreement, Pre-Funded Warrant, the form of Common Stock Warrant, the form of Securities Purchase Agreement and the form of Registration Rights Agreement, copies of which are filed as Exhibits 1.1, 4.1, 4.2, 10.1, and 10.2 hereto, respectively, and incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 related to the Private Placement is hereby incorporated by reference into this Item 3.02.

Based in part upon the representations of the Purchaser in the Securities Purchase Agreement, the offering and sale of the Shares, the Pre-Funded Warrants and the Common Stock Warrants will be exempt from registration under Section 4(a)(2) of the Securities Act. The sales of the Shares, the Pre-Funded Warrants and the Common Stock Warrants by the Company in the Private Placement will not be registered under the Securities Act or any state securities laws and the Shares, the Pre-Funded Warrants and the Common Stock Warrants may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. The sale of such securities will not involve a public offering and will be made without general solicitation or general advertising. In the Securities Purchase Agreement, the Purchaser represented that it is an accredited investor, as such term is defined in Rule 501(a) of Regulation D under the Securities Act, and it is acquiring the Shares, the Pre-Funded Warrants and the Common Stock Warrants for investment purposes only and not with a view to any resale, distribution or other disposition of the Shares, the Pre-Funded Warrants and the Common Stock Warrants in violation of the United States federal securities laws.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy securities of the Company.

Item 8.01 Other Events.

On February 3, 2022, the Company issued a press release announcing the Private Placement. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Updated risk factors related to the Company are attached as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference, which include risk factors related to Reflect and the Merger.

Reflect’s unaudited financial statements as of September 30, 2021 and 2020 and for the nine months ended September 30, 2021 and September 30, 2020 (unaudited) and financial statements as of December 31, 2020 and 2019 and for the years ended December 31, 2020 and 2019 are attached as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference.

Selected Pro Forma Condensed Combined Financial Information, reflecting, among other things, the financial impact of the Private Placement and Merger, is attached as Exhibit 99.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Placement Agency Agreement dated February 3, 2022 by and between Creative Realities, Inc. and A.G.P./Alliance Global Partners
4.1	Form of Pre-Funded Warrant
4.2	Form of Common Stock Warrant
10.1	Form of Securities Purchase Agreement dated February 3, 2022 by and between Creative Realities, Inc. and the Investors
10.2	Form of Registration Rights Agreement dated February 3, 2022 by and between Creative Realities, Inc. and the Investors
99.1	Press Release, dated February 3, 2022
99.2	Risk Factors
99.3	Reflect Financial Statements
99.4	Selected Pro Form Condensed Combined Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Creative Realities, Inc.
(Registrant)

Date: February 4, 2022	By:	/s/ Will Logan
Will Logan Chief Financial Officer